Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

Purchasing Power, LLC

2727 Paces Ferry Road SE

Building 2, Suite 1200

Atlanta, Georgia 30339

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Purchasing Power, LLC (the “Company”) and Capital One Securities, Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of contract receivables in conjunction with the proposed offering of Purchasing Power Funding 2021-A, LLC Fixed Rate Notes, Series 2021-A.

The information provided to us, including the information set forth in the Statistical Receivable File (as defined herein), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 19, 2021, representatives the Company provided us with a computer-generated contract receivables data file and related record layout containing data, as represented to us by the Company, as of the close of business January 31, 2021, with respect to 400,951 contract receivables (the “Initial Statistical Receivable File”).  At the Company’s instruction, we randomly selected 250 contract receivables (the “Sample Contracts”) from the Initial Statistical Receivable File.

Further, on March 11, 2021, representatives of the Company provided us with a supplemental data file containing the number of payments for each of the Sample Contracts (the “Supplemental Data File”).  We were instructed by representatives of the Company to append the Initial Statistical Receivable File with the information set forth on the Supplemental Data File.  The Initial Statistical Receivable File, as appended, is hereinafter referred to as the “Statistical Receivable File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the contract receivables characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

Characteristics

1.	Order ID (for informational purpose only)
2.	Payment amount
3.	Payment frequency
4.	Number of payments
5.	Purchase amount
6.	Original term
7.	Geographic location
8.	Employer name
9.	Employee salary
10.	Employer rating
11.	Outstanding principal balance (AR Account Statement)
12.	Outstanding principal balance (Servicing System)

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Customer Contract.”

We compared Characteristic 9. to the corresponding information set forth on or derived from screen shots from the Company’s origination system, borrower pay stubs or other related correspondence (collectively, the “Income Verification Documentation”).

We compared Characteristic 10. to the corresponding information set forth on a query provided by the Company (the “Employer Rating File”).

With respect to Characteristic 11., using methodologies provided to us by the Company and the corresponding information set forth on (i) the “AR Account Statement” and (ii) a query provided by the Company (the “Pre-Loads Query”), we recomputed the outstanding principal balance (AR Account Statement) and compared such recalculated information to the corresponding information set forth on the Statistical Receivable File.

With respect to Characteristic 12., using methodologies provided to us by the Company and the corresponding information set forth on the (i) “System Screen Shots” provided by the Company from the Company’s servicing system and (iii) Pre-Loads Query, we recomputed the outstanding principal balance (Servicing System) and compared such recalculated information to the corresponding information set forth on the Statistical Receivable File.

In addition to the procedures described above, for each of the Sample Contracts that indicated a “salary eligibility requirement” (as set forth on the Customer Contract), we observed that the employee salary (as determined above) is greater than or equal to the “salary eligibility requirement amount” (as set forth on the Customer Contract).

For purposes of our procedures and at your instruction:

•      with respect to our comparison of Characteristic 3., a payment frequency of (i) “bi-weekly” (as set forth on the Statistical Receivable File) is deemed to be “in agreement” with “SEMI-MONTHLY-20,” “SEMIMONTHLY,” “BIWEEKLYSKIP3RD,” “BI-WEEKLY-SKIP-3RD,” “BI-WEEKLY-COMPASS,” or “NON-STANDARD-BI-WEEKLY” (as set forth on the Customer Contract), (ii) “monthly” (as set forth on the Statistical Receivable File) is deemed to be “in agreement” with “MONTHLYDEFAULT” (as set forth on the Customer Contract) and (iii) “weekly” (as set forth on the Statistical Receivable File) is deemed to be “in agreement” with “WEEKLYZEROSALARY” (as set forth on the Customer Contract).  Further, for the Sample Contracts indicated in Appendix A, we observed a difference with respect to the payment frequency set forth on the Statistical Receivable File when compared to the payment frequency set forth on the Customer Contract.  For these Sample Contracts, we were instructed to perform an additional procedure and compare the payment frequency set forth on the Statistical Receivable File to the corresponding information set forth on the System Screen Shots;

•      with respect to our comparison of Characteristic 9., differences of $5.00 or less are deemed to be “in agreement;” and

•      with respect to Characteristics 11. and 12., differences of $0.05 or less are deemed to be “in agreement.”

The contract receivables documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.

In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents.  In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above mentioned Contract Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the contract receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the contract receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 17, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 17, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 3. for the following Sample Contracts:

30657109

31391446

31689971

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.